Exhibit 99
HSBC Automotive Trust 2005-2 Class A-1 3.70313% Notes Class A-2 4.16% Notes Class A-3 4.37% Notes Class A-4 4.55% Notes
Master Servicer's Certificate (Delivered pursuant to Section 4.9 of the Master Sale and Servicing Agreement)

Collection Period Beginning	01-Dec-05
Collection Period Ending	31-Dec-05
Previous Distribution Date	19-Dec-05
Distribution Date	17-Jan-06
Days in Interest Period	29
Days in Collection Period	31
Months Since Closing	6

I.COLLECTION PERIOD POOL BALANCE CALCULATION:

Beginning of Collection Period Pool Balance	1,272,491,830.73

Principal Receivables Added	-

Monthly Principal Amounts:

Principal Payments Received for the Collection Period	$36,688,187.64

Liquidated Receivables for the Collection Period	$4,372,781.23

Principal Amount of Repurchased Receivables for the Collection Period	$0.00

End of Collection Period Pool Balance	1,231,430,861.86

End of Collection Period Pool Factor	84.73%

II.COLLECTION PERIOD NOTEHOLDER CALCULATIONS:

(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$175.86
2. Principal distribution per $1,000	$175.07
3. Interest distribution per $1,000	$0.79

B. Calculation of Class A-1 interest due
1. Class A-1 related Note Rate	3.70313%
2. Class A-1 note balance - beginning of period	$75,128,825.70
3. Accrual convention	Actual/360
4. Days in Interest Period	29.00
5. Class A-1 interest due - current period	$224,115.07
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$224,115.07
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$75,128,825.70
2. Class A-1 minimum principal distributable amount - due	$41,060,968.87
3. Class A-1 additional principal distributable amount - due	$18,120,882.81
4. Class A-1 minimum principal distributable amount - paid	$41,060,968.87
5. Class A-1 additional principal distributable amount - paid	$8,535,650.34
6. Class A-1 note balance - end of period	$25,532,206.49
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	3.717170%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	2.073377%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.47
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$3.47

B. Calculation of Class A-2 interest due
1. Class A-2 related Note Rate	4.1600%
2. Class A-2 note balance - beginning of period	$241,500,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-2 interest due - current period	$837,200.00
6. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
7. Class A-2 interest paid	$837,200.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 note balance - beginning of period	$241,500,000.00
2. Class A-2 minimum principal distributable amount - due	$0.00
3. Class A-2 additional principal distributable amount - due	$9,585,232.47
4. Class A-2 minimum principal distributable amount - paid	$0.00
5. Class A-2 additional principal distributable amount - paid	$0.00
6. Class A-2 note balance - end of period	$241,500,000.00
7. Class A-2 notes as a percentage of the total Notes outstanding on the Distribution Date	35.159379%
8. Class A-2 notes as a percentage of the Pool Balance on the Distribution Date	19.611332%
9. Class A-1 and A-2 notes as a percentage of the Pool Balance on the Distribution Date	21.684710%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.64
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$3.64

B. Calculation of Class A-3 interest Due
1. Class A-3 related Note Rate	4.37%
2. Class A-3 note balance - beginning of period	$291,200,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-3 interest due - current period	$1,060,453.33
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 interest paid	$1,060,453.33
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 note balance - beginning of period	$291,200,000.00
2. Class A-3 minimum principal distributable amount - due	$0.00
3. Class A-3 additional principal distributable amount - due	$9,585,232.47
4. Class A-3 minimum principal distributable amount - paid	$0.00
5. Class A-3 additional principal distributable amount - paid	$0.00
6. Class A-3 note balance - end of period	$291,200,000.00
7. Class A-3 notes as a percentage of the total Notes outstanding on the Distribution Date	42.395077%
8. Class A-3 notes as a percentage of the Pool Balance on the Distribution Date	23.647288%
9. Class A-1, A-2 and A-3 notes as a percentage of the Pool Balance on the Distribution Date	45.331997%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.79
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$3.79

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	4.5500%
2. Class A-4 principal balance - beginning of period	$128,640,000.00
3. Accrual convention	30/360
4. Days in Interest Period	N/A
5. Class A-4 interest due - current period	$487,760.00
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 interest paid	$487,760.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 note balance - beginning of period	$128,640,000.00
2. Class A-4 minimum principal distributable amount - due	$0.00
3. Class A-4 additional principal distributable amount - due	$9,585,232.47
4. Class A-4 minimum principal distributable amount - paid	$0.00
5. Class A-4 additional principal distributable amount - paid	$0.00
6. Class A-4 note balance - end of period	$128,640,000.00
7. Class A-4 notes as a percentage of the total Notes outstanding on the Distribution Date	18.728375%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	10.446384%
9. Class A-1, A-2, A-3 and A-4 notes as a percentage of the Pool Balance on the Distribution Date	55.778382%

III.PRINCIPAL DISTRIBUTABLE AMOUNT CALCULATION

Aggregate Optimal Note Principal Balance for the Distribution Date:
Pool Balance as of the end of the Collection Period	$1,231,430,861.86
Factor	55.00%
Aggregate Optimal Note Principal Balance for the Distribution Date	$677,286,974.02

Optimal Principal Distributable Amount for the Distribution Date:
The excess, if any, of
(x) Aggregate Note Principal Balance over	$736,468,825.70
(y) Aggregate Optimal Note Principal Balance for such Distribution Date	$677,286,974.02
Optimal Principal Distributable Amount	$59,181,851.68

Class A Minimum Principal Distributable Amount:
Greater of (a), (b), or (c):
(a) The lesser of:
(i) Optimal Principal Distributable Amount	$59,181,851.68
(ii) BOM Principal Balance less EOM Principal Balance	$41,060,968.87
(iii) Aggregate Note Principal Balance	$736,468,825.70
(b) The amount necessary on a Note's Scheduled Maturity Date to bring the Note's
Aggregate Note Principal Balance to zero	$0.00
(c) The excess of the Aggregate Note Principal Balance over the
Pool Balance	$0.00
Class A Minimum Principal Distributable Amount	$41,060,968.87

Class A Additional Principal Distributable Amount
Excess of:
(i) Aggregate Note Principal Balance	$736,468,825.70
Less: Class A Minimum Principal Distributable Amount paid over	$41,060,968.87
(ii) Aggregate Optimal Note Principal Balance	$677,286,974.02
Class A Additional Principal Distributable Amount	$18,120,882.81

IV.RESERVE ACCOUNT RECONCILIATION

Beginning Reserve Account Balance	$38,174,754.92

Targeted Reserve Account Balance	$36,942,925.86

Reserve Account Shortfall	$0.00

Reserve Account Deposit	$0.00

Reserve Account Release	$0.00

Ending Reserve Account Balance	$36,942,925.86

Ending Reserve Account Balance as a percentage of the Ending Pool Balance	3.00%

V.CERTIFICATE CALCULATION

Beginning Certificate Balance	$536,023,005.03

Ending Certificate Balance	$544,558,655.37

Ending Certificate Balance as a percentage of the Ending Pool Balance	44.22%

VI.RECONCILIATION OF COLLECTION ACCOUNT

(A)Available Funds (Sect. 2.01(a))
i.Collections
(a) Collections On Receivables	$50,675,990.37
(b) Net Liquidation Proceeds	$1,379,325.86
(c) Substitution Adjustment Amounts	$0.00
Total Collections	$52,055,316.23
ii.Collection and Reserve Account investment income	$150,831.38
iii.Repurchase Amounts deposited in the Collection Account	$0.00
iv.Proceeds of any liquidation of the Trust	$0.00
Available Funds for distribution	$52,206,147.61

Distributions (Sect. 3.03)
(A)Available Funds	$52,206,147.61
(B)Servicing Fee
i.Servicing Fee (If HSBC Finance is no longer the Master Servicer)	$0.00
(C)Unpaid Administrator, and Indenture and Owner Trustee fees	$0.00
Remaining available funds for interest distribution	$52,206,147.61
(D)Class A Interest Distributable Amount paid
i.Class A-1 interest paid	$224,115.07
ii.Class A-2 interest paid	$837,200.00
iii.Class A-3 interest paid	$1,060,453.33
iv.Class A-4 interest paid	$487,760.00
Total Class A Interest Distributable Amount paid	$2,609,528.40
Remaining Available Funds for principal distribution	$49,596,619.21
(E)Class A Minimum Principal Distributable Amount paid
i.Class A-1 minimum principal paid	$41,060,968.87
ii.Class A-2 minimum principal paid	$0.00
iii.Class A-3 minimum principal paid	$0.00
iv.Class A-4 minimum principal paid	$0.00
Class A Minimum Principal Distributable Amount paid	$41,060,968.87
Remaining funds	$8,535,650.34
(F)Reserve Account Shortfall Amount - deposited	$0.00
Remaining funds	$8,535,650.34
Class A Additional Principal Distributable Amount
i.Class A-1 additional principal distributable amount	$8,535,650.34
ii.Class A-2 additional principal distributable amount	$0.00
iii.Class A-3 additional principal distributable amount	$0.00
iv.Class A-4 additional principal distributable amount	$0.00
Class A Additional Principal Distributable Amount - paid	$8,535,650.34
Remaining funds	$0.00
(G)Amount released from Reserve Account	$1,231,829.06
Remaining funds for Servicing Fee	$1,231,829.06
(H)Servicing Fee (If HSBC Finance is Servicer)	$1,231,829.06
Remaining Available Funds for distribution to Certificateholders	$0.00

VII.OTHER STATISTICS

Delinquency
A.One payment delinquent - $	$36,652,541.46
% of Principal Receivables	2.98%
B.Two payments delinquent - $	$9,199,475.28
% of Principal Receivables	0.75%
C.Three or more payments delinquent - $	$6,773,059.25
% of Principal Receivables	0.55%
D.Two or more payments delinquent - $	$15,972,534.53
% of Principal Receivables	1.30%

Repossessed Vehicles	$7,757,048.02
% of Principal Receivables	0.63%

Cumulative Net Loss Percentage	0.38%

The weighted average coupon (WAC) was equal to	13.1868%

The weighted average remaining maturity (WARM) was equal to	55

___________________________________________________________

MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION,
("HSBC FINANCE"), as Master Servicer

HSBC AUTO RECEIVABLES CORPORATION
HSBC AUTOMOTIVE TRUST 2005-2
Class A Notes

The undersigned, a duly authorized representative of HSBC Finance Corporation, ("HSBC Finance"), as Master Servicer (the "Servicer"), pursuant to the Master Sale and Servicing Agreement, dated as of July 27, 2005, by and among the Servicer, HSBC Automotive Trust 2005-2, as issuer (the "Issuer"), HSBC Auto Receivables Corporation, as Seller (the "Seller"), U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"), and HSBC Bank USA, National Association, as Administrator (the "Administrator") does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 2005-2 Supplement, dated as of in the Master Sale and Servicing Agreement and Series 2005-2 Supplement, dated as of July 27, 2005, by and among the Servicer, Issuer, Seller, Indenture Trustee, Administrator, The Bank of New York, as Owner Trustee (the "Owner Trustee"), and The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee").

2. HSBC FINANCE was, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3. The undersigned was a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 17, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.

6. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Basic Documents (or if there was a lien, such lien consists of: ______________________).

7. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this January 11, 2006.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer